UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 30, 2005
(Date of earliest event reported)

SEQUIAM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	333-45678	33-0875030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sunport Lane
Orlando, Florida 32809
(Address of Principal Executive Offices)

(407) 541-0773
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported on Sequiam Corporation’s (the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 2, 2005 (the “Current Report”), on November 30, 2005, the Company closed a preferred stock transaction with seven institutional investors, collectively the purchasers (“Purchasers”) pursuant to which the Company issued 1,575 shares of its Series A preferred stock, par value $0.001 per share (the “Preferred Stock”) with a stated per share value of $1,000 for total proceeds of $1,575,000 (the “Offering”). The Company also issued to the Purchasers warrants exercisable into 7,500,000 shares of the Company’s common stock (the “Warrants”).

As previously reported in the Current Report, the Corporation entered into and filed with the Secretary of State of the State of California that certain Certificate of Determination of Preferences, Rights and Limitations of Series A Convertible Preferred Stock. Furthermore, as previously reported in the Current Report, the Corporation indicated that no sales of securities involved the use of an underwriter and no commissions were paid in connection with the issuance or sale of any securities.

The Company is hereby filing this Amendment No. 1 to the Current Report to disclose that: (a) at the request of the Secretary of State of the State of California, the Company amended the Certificate of Determination of Preferences, Rights and Limitations of Series A Convertible Preferred Stock and (b) we paid a commission of $181,125 to our placement agent in connection with the Offering and issued warrants, with the same terms and conditions of the Warrants, to our placement agent and certain of its affiliates exercisable into an aggregate of 2,250,000 shares.

In the Company’s opinion, the issuance and sale of the warrants to its placement agent and certain of its affiliates were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(2) of the Securities Act. The placement agent and their affiliates are accredited investors. The securities are not subject to resale except pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The placement agent and certain of its affiliates had an opportunity to ask management questions about the Company and had adequate access to information about the Company.

The Company is hereby further filing this Amendment No. 1 to the Current Report to file as exhibits, the amended Certificate of Determination of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Form 8-K is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

4.1	* Securities Purchase Agreement dated November 30, 2005, between Sequiam Corporation and the Purchasers.

4.2	* Certificate of Determination of Preferences Rights and Limitations of Series A 9% Convertible Preferred Stock, dated November 30, 2005.
4.3	* Registration Rights Agreement, dated November 30, 2005, by and between Sequiam Corporation and the Purchasers.
4.4	* Form of Common Stock Purchase Warrant dated November 30, 2005.
4.5	Certificate of Determination of Preferences Rights and Limitations of Series A 9% Convertible Preferred Stock, dated December 9, 2005.
10.1	* Escrow Deposit Agreement, dated November 30, 2005, by and between Sequiam Corporation and vFinance Investments, Inc.

* Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 2, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION
Date: December 19, 2005	By:	/s/ Mark L. Mroczkowski
	Name:	Mark L. Mroczkowski
	Title:	Senior Vice President and Chief Financial Office